First Security Group, Inc. Announces Effectiveness of Registration Statement on Form S-1
Registers Shares Issued in April 2013 Recapitalization

CHATTANOOGA, Tenn., June 6, 2013 – First Security Group, Inc. (NASDAQ: FSGI) (the “Company” or “First Security”), the bank holding company for its wholly-owned subsidiary FSGBank, N.A. (“FSGBank”), announced today that its previously filed Registration Statement on Form S-1 was declared effective by the U.S. Securities and Exchange Commission on June 6, 2013. The Registration Statement will enable certain selling shareholders to resell up to 60,735,000 shares of the Company's Common Stock. The selling shareholders may resell all or a part of their shares from time-to-time, but the Company is not currently aware of any plans by its shareholders to do so. The Company is not selling any shares of its Common Stock under the Registration Statement and will not receive any proceeds from the resale by the selling shareholders.

All 60,735,000 shares of common stock that were registered for resale were issued during the Company's previously announced recapitalization (the “Recapitalization”), which closed on April 11-12, 2013.

About First Security Group, Inc.
Founded in 1999, First Security's community bank subsidiary, FSGBank, has 30 full-service banking offices along the interstate corridors of eastern and middle Tennessee and northern Georgia. In Dalton, Georgia, FSGBank operates under the name of Dalton Whitfield Bank; along the Interstate 40 corridor in Tennessee, FSGBank operates under the name of Jackson Bank & Trust. FSGBank provides retail and commercial banking services, trust and investment management, mortgage banking, financial planning and Internet banking services (www.FSGBank.com).

A registration statement relating to the securities discussed above has been filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of any such state. A copy of the final prospectus for the offering can be obtained from First Security at 531 Broad Street, Chattanooga, Tennessee 37402, Attention: John R. Haddock.

Note Regarding Forward Looking Statements
Some of our statements contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial performance and include statements about the Company's future growth and market position and the execution of its business plans. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared.

These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. There can be no assurance that the actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. For details on the factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, and other filings with the SEC.
Many of these risks are beyond our ability to control or predict, and you are cautioned not to put undue reliance on such forward-looking statements. First Security does not intend to update or reissue any forward-looking statements contained in this release as a result of new information or other circumstances that may become known to First Security, and undertakes no obligation to provide any such updates.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this Note. Our actual results and condition may differ significantly from those we discuss in these forward-looking statements.

CONTACT:
John R. Haddock, CFO
(423) 308-2075
jhaddock@FSGBank.com